SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K
                                    --------


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

               Date of earliest event reported, November 15, 2004



                            K-SIGN INTERNATIONAL,INC.
                            -------------------------



        Nevada                        000-49656                    87-0772357
----------------------                ---------                    ----------
State of Incorporation         (Commission File Number)         (IRS I.D.Number)


           Joongpyung B/D. 3rd Floor, 748-15, Yeoksam-Dong GangNam-Gu
           ----------------------------------------------------------
               (Address of principal executive offices)(Zip Code)


                                011-82-2-564-0182
                                -----------------
              (Registrant's telephone number, including area code)


                  12TH Floor, Hanmi, bldg. 192-19 Nonhun-Dong,
                        Kangwaw-Gu, Seoul, Korea 135-011
                  --------------------------------------------
             (Former name or address, if changed since last report)





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                    INFORMATION TO BE INCLUDED IN THE REPORT
                    ----------------------------------------

Item 5.02   Departure of Directors or Principal Officers;  Election of Officers;
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Appointment of Principal Officers
---------------------------------

(b) On November 15, 2004, Ki-Yoong Hong resigned as President/CEO of the Registrants Mr. Hong remains as a director of Registrant.

(c) 1. On November 15, 2004 Registrant's, Board of Directors appointed Seoung Rag Choi as President/CEO of Registrant. Mr. Choi also remains as a Director of Registrant
     2. Mr. Seoung-Rag Choi, age 34, attended Chungnam National University in Korea, where he obtained the degree of Bachelor of Computer Science in 1995, and Master of Computer Science in 2003. Mr. Choi has been the Chief Technology Officer and Vice President of KSign Co., Ltd. since the inception of the company in 1999. Prior to serving as CTO of KSign, he had been the Chief of Research Laboratory of JiranSoft, a leading software company in Korea, from 1996 to 1999. Mr. Choi has extensive experience in providing leadership in Research and Development projects in the field of security technology. He is a key technical leader of KSign, since he designed and developed most of the company's products and led many of the company's key Research and Development projects.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   November 15, 2004


                                                  KSIGN INTERNATIONAL, INC.
                                                  -------------------------
                                                  (Registrant)


                                                  By: /s/ Seoung Rag Choi
                                                     ---------------------------
                                                     Seoung-Rag Choi, President